INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED JUNE 30, 2021 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
DECEMBER 21, 2020, AS PREVIOUSLY SUPPLEMENTED
As of market close on June 30, 2021, Invesco Variable Rate Preferred ETF (VRP) is no longer included in the Statement of Additional Information.
Please Retain This Supplement For Future Reference.
P-PS-TRUST II-SAI-SUP-2 063021